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                                                                   Exhibit 99(B)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT

 pursuant to Section 5.07(b) of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  December 27, 2000

(i)         Amount of principal being paid or distributed:
            (a)       Class A-1 Notes:    (1)        $21,964,467.35
                                          (2) (      $ 0.0000845  , per $1,000 original principal amount of the Notes)
            (b)       Class A-2 Notes:    (1)           $0.00
                                          (2) (      $       -    , per $1,000 original principal amount of the Notes)

(ii)        Amount of interest being paid or distributed on:
            (a)       Class A-1 Notes:    (1)        $1,113,429.38        6.8000000% (Based on 3-Month LIBOR)
                                          (2) (      $   0.0000043  , per $1,000 original principal amount of the Notes)
            (b)       Class A-2 Notes:    (1)        $10,078,492.67       6.9900000% (Based on 3-Month LIBOR)
                                          (2) (      $    0.0000177 , per $1,000 original principal amount of the Notes)
            (c)       (1)   3 Mo. Libor for the reporting period from the previous Distribution Date was:    6.7700000%
                      (2)   The Student Loan Rate was:   Not Applicable

(iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

            (a)       Distributed:        (1)      $0.00
                                          (2) ( $      -  , per $1,000 original principal amount of the Notes)
            (b)       Balance:            (1)   $      -
                                          (2) ( $      -  , per $1,000 original principal amount of the Notes)

(iv)        Pool Balance at end of related Collection Period:    $637,778,969.77

(v)         After giving effect to distributions on this Distribution Date:
            (a)       (1)       Outstanding principal amount of Class A-1 Notes:       $42,811,644.21
                      (2)       Class A-1 Note Pool Factor:      0.16466017
            (b)       (1)       Outstanding principal amount of Class A-2 Notes:       $570,400,000.00
                      (2)       Class A-2 Note Pool Factor:     1.00000000

(vi)        (a)       (1)       Amount of Servicing Fee for  related Collection Period:     $710,523.99
                      (2)        $ 0.8556406, per $1,000 original principal amount of the Notes.
            (b)       Amount of Excess Servicing Fee being distributed and remaining balance (if any):
                      (1)       Distributed:        $0.00
                                                   $    - , per $1,000 original principal amount of the Notes.
                      (2)       Balance:            $0.00
                                                   $    - , per $1,000 original principal amount of the Notes.
            (c)       Amount of Administration Fee for related Collection Period:           $3,000.00
                              $ 0.0036127, per $1,000 original principal amount of the Notes
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
(vii)       (a)       Aggregate amount of Realized Losses (if any) for the related Collection Period:      $1,276.04
            (b)       Delinquent Contracts                 # Disb.           %           $ Amount                %
                                                           -------         -----        ------------           -----
                      30-60 Days Delinquent                1,247           1.64%        $ 15,396,874           3.14%
                      61-90 Days Delinquent                  706           0.93%        $  8,709,947           1.78%
                      91-120 Days Delinquent                 390           0.51%        $  4,883,288           1.00%
                      More than 120 Days Delinquent          703           0.93%        $  7,853,739           1.60%
                      Claims Filed Awaiting Payment          891           1.18%        $  8,441,705           1.72%
                                                         -------           -----        ------------          ------
                            TOTAL                          3,937           5.19%        $ 45,285,553           9.24%

(viii)      Amount in the Reserve Account:      $2,009,328.33

(ix)        Amount in the Prefunding Account:       $0.00

(x)         Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
            be distributed as a payment of principal in respect of Notes:            $0.00

(xi)        Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
            to be distributed as a payment of principal in respect of Notes:         $0.00

(xii)       (a)       Cumulative TERI Claims Ration as of Distribution Date      3.29%
            (b)       TERI Trigger Event has not occured.


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